UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to § 240.14a-12

DYNATRONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Title of each class of securities to which transaction applies: ________________________________________
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Aggregate number of securities to which transaction applies: _______________________________________
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Fee paid previously with preliminary materials.
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Amount Previously Paid: ____________________________________________________________________
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Date Filed: _______________________________________________________________________________

DYNATRONICS CORPORATION
7030 Park Centre Dr.
Cottonwood Heights, Utah 84121

October 11, 2019

Dear Dynatronics Shareholders:

On behalf of Dynatronics Corporation, a Utah corporation, I cordially invite you to attend the Annual Meeting of Shareholders on Wednesday, December 4, 2019 at 8:00 a.m. local time at our principal executive offices located at 7030 Park Centre Dr., Cottonwood Heights, Utah 84121.

We will be conducting the business outlined and described in detail in our proxy materials, which will include a Proxy Statement. You will receive the Proxy Statement and a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, as well as instructions for voting your shares if you were a shareholder of record on the October 4, 2019 record date established by the Board of Directors.

Be sure to follow the instructions on the proxy card or voting instruction card. Submitting your vote in any of the authorized ways will ensure your representation at the Annual Meeting, regardless of whether you will be attending the Annual Meeting in person.

Your vote is important to us and I do hope you will vote as soon as possible.

Sincerely,

/s/ Brian D. Baker

Brian D. Baker
President and Chief Executive Officer

i

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

DYNATRONICS CORPORATION

Annual Meeting of Shareholders
December 4, 2019
8:00 a.m. Mountain Standard Time
7030 Park Centre Dr.
Cottonwood Heights, Utah 84121

To the Shareholders of Dynatronics Corporation:

We invite you to attend the 2019 Annual Meeting of Shareholders (“Annual Meeting”) of Dynatronics Corporation, a Utah corporation (“Dynatronics,” “Company” or “we”), on December 4, 2019, at 8:00 a.m. Mountain Standard Time, at the corporate offices located at 7030 Park Centre Dr., Cottonwood Heights, Utah 84121.

Items of Business – At the meeting, we will conduct the following business, as more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting:

1.
Elect three directors named in the accompanying Proxy Statement;
2.
Ratify the appointment of the independent registered public accounting firm for the fiscal year ending June 30, 2020;
3.
Approve, on an advisory basis, the compensation of our principal executive officer and the two other most highly compensated executive officers (collectively, the “Named Executive Officers”) named in the Proxy Statement;
4.
Provide, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation of one, two, or three years; and
5.
Consider such other business as may properly come before the meeting.

Record Date and Notice – Shareholders of record as of the close of business on October 4, 2019 are able to participate in this year’s Annual Meeting or any adjournment or postponement thereof and to vote on the matters listed above. For 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose relating to the Annual Meeting, during ordinary business hours at our corporate offices located at 7030 Park Centre Dr., Cottonwood Heights, Utah 84121.

Voting – Telephone and Internet voting are available. You may also vote by mail by requesting a paper copy of our proxy materials. For specific instructions on voting, please refer to the instructions in the Notice of Internet Availability of Proxy Materials. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Adjournments and Postponements – Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: Our Notice of 2019 Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. Your vote is important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to review the accompanying Proxy Statement for information relating to each of the proposals and to cast your vote promptly.

By Order of the Board of Directors,

/s/ David A. Wirthlin

David A. Wirthlin
Chief Financial Officer and Corporate Secretary
Cottonwood Heights, Utah
October 11, 2019

 CONTENTS

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT	ii
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
Why am I receiving these materials?	1
What is included in these materials?	1
What am I voting on?	1
Why did I receive a one-page notice in the mail or email notification regarding the Internet availability of proxy materials instead of a full set of proxy materials?	1
How can I get electronic access to the proxy materials?	2
Who can vote at the Annual Meeting?	2
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	2
How do I vote?	3
What if my shares are registered in more than one person’s name?	3
What does it mean if I receive more than one Notice?	3
How many votes must be present to hold the Annual Meeting?	3
How many votes are needed to elect the directors?	3
How many votes are needed to ratify the appointment of Tanner LLC as the independent registered public accounting firm of Dynatronics for the fiscal year ending June 30, 2020?	4
How many votes are needed to approve the compensation of the Named Executive Officers?	4
How many votes are needed to approve the selection of a recommendation for the frequency of holding future advisory votes on executive compensation?	4
What happens if I do not vote?	4
What if I return a proxy card or otherwise vote but do not make specific choices?	4
Can I change my vote after submitting my proxy?	4
Who is paying for this proxy solicitation?	5
How can I find out the results of the voting at the Annual Meeting?	5
Who can answer my questions about the Annual Meeting?	5
THE ANNUAL MEETING	5
General	5
Date, Time, Place and Purpose of the Annual Meeting	5
Recommendations of the Board of Directors	6
Record Date and Voting Power	6
Quorum and Vote Required	6
Voting Your Shares	6
Revoking a Proxy	7
Abstentions and Broker Non-Votes	7
Solicitation of Proxies	8
Other Business	8
Voting Results	8
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
General	8
Vote required	8
Nominees for Director	9
Business Experience and Qualifications of Nominees	9
Recommendation of the Board	9

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	10
General Information	10
Director Attendance at the Annual Meeting	10
Preferred Directors	10
Family Relationships	11
Independence of the Board of Directors	11
Board Leadership Structure	12
Role of the Board in Risk Oversight	12
Communications with the Board of Directors	13
Meetings of the Board of Directors	13
Executive Sessions	13
Information Regarding Committees of the Board of Directors	13
Audit Committee	14
Report of the Audit Committee of the Board of Directors	14
Compensation Committee	15
Nominating and Governance Committee	16
Code of Ethics	17
Corporate Governance Guidelines	17
DIRECTOR COMPENSATION	18
Director Compensation Table 2019	18
Director Compensation – Equity	18
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
What am I voting on?	19
Vote Required	19
Independence	19
Principal Accountant Fees and Services	19
Pre-approval Policies and Procedures	19
Recommendation of the Board	19
PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS	20
Vote Required	20
Recommendation of the Board	20
PROPOSAL NO. 4 ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION	21
Vote Required	22
Recommendation of the Board	22
EXECUTIVE OFFICERS	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
Beneficial Ownership Table	24
Delinquent Section 16(a) Reports	26
EXECUTIVE COMPENSATION	26
Summary Compensation Table	27
Outstanding Equity Awards at June 30, 2019	28
Employment Agreements	28
Payments upon Termination	29
Retirement Benefits	29
Equity Compensation Plans at June 30, 2019	30
Equity Compensation Plan Information	30
RELATED-PARTY TRANSACTIONS POLICY AND PROCEDURES	31
SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING OF SHAREHOLDERS	31
HOUSEHOLDING OF PROXY MATERIALS	31
OTHER MATTERS	32

DYNATRONICS CORPORATION
7030 Park Centre Dr.
Cottonwood Heights, Utah 84121

PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 4, 2019

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The Board of Directors (“Board of Directors” or “Board”) of Dynatronics Corporation, a Utah corporation (“Dynatronics,” “Company”, or “we”) has made these materials available to you on the Internet or upon your request, has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by and on behalf of the Board for use at our 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our executive offices located at 7030 Park Centre Drive, Cottonwood Heights, Utah, on December 4, 2019, at 8:00 a.m., Mountain Standard Time, and any adjournment or postponement thereof. Shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

We are making these materials available to shareholders on or about October 11, 2019.

What is included in these materials?

These materials include:

●
this Proxy Statement for the Annual Meeting; and
●
our 2019 Annual Report to Shareholders on Form 10-K (“Annual Report”), which includes our audited consolidated financial statements for the fiscal year ended June 30, 2019.

If you request printed versions of these materials by mail, they will also include the proxy card for the Annual Meeting.

What am I voting on?

You will be voting on each of the following:

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the election of three directors for a one-year term of office;
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the ratification of the appointment of Tanner LLC (“Tanner”) as our independent registered public accounting firm for the fiscal year ending June 30, 2020;
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the approval, on an advisory basis, of the compensation of our Named Executive Officers;
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the approval, on an advisory basis, of the frequency of holding future advisory votes on executive compensation; and
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any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be brought before the Annual Meeting.

Why did I receive a one-page notice in the mail or email notification regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com), free of charge, or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy are found in the Notice. In addition, shareholders may request to receive proxy materials electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

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View proxy materials for the Annual Meeting on the Internet and execute a proxy; and
●
Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of its Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Annual Meeting?

You may vote at the Annual Meeting if you owned shares of our common stock, our Series A 8% Convertible Preferred Stock (“Series A Preferred”), or our Series B Convertible Preferred Stock (“Series B Preferred”) as of the close of business on October 4, 2019, the record date for the Annual Meeting.

Common Stock. Holders of record of shares of common stock are entitled to one vote for each share of common stock owned by them as of the record date.

Convertible Preferred Stock. Holders of record of shares of Series A Preferred and Series B Preferred vote those shares on an as-converted basis, one vote for each share of common stock issuable upon an assumed conversion of the preferred stock; provided, however, that the voting rights of some holders of the Series A Preferred and Series B Preferred are subject to limitations pursuant to a rule of The Nasdaq Stock Market (“NASDAQ”) referred to as a “Voting Cutback.” The Voting Cutback limits the number of “as-if-converted common shares” that may be voted by the shareholder to the number of shares of common stock issuable upon conversion of the preferred stock held by such holder that exceeds the quotient of (x) the aggregate purchase price paid by such holder of the preferred stock for the shares of preferred stock, divided by (y) the greater of (i) $2.50 and (ii) the market price of the common stock on the trading day immediately prior to the date of issuance of the holder’s preferred stock.

As of the record date, the total number of shares of common stock issued and outstanding (including as-converted Series A Preferred and Series B Preferred) entitled to vote at the Annual Meeting is 11,812,433 shares (after taking into consideration the applicable Voting Cutback). This number includes 8,849,928 shares of common stock, 2,000,000 shares of Series A Preferred (1,636,130 shares “as-converted” voting power after the applicable Voting Cutback), and 1,459,000 shares of Series B Preferred (1,326,364 shares “as-converted” voting power after the applicable Voting Cutback).

We also have our Series C Non-Voting Convertible Preferred Stock (the “Series C Preferred”) outstanding, which is convertible to common stock, but which is non-voting stock. The holders of the Series C Preferred are not entitled to vote such shares at the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record: Shares Registered in Your Name – If your shares were registered directly in your name with our transfer agent, Interwest Transfer Co, Inc., on October 4, 2019 – the record date – then you are the “shareholder of record” of those shares. As the shareholder of record, you may vote those shares in person at the meeting or you may vote them by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or to vote in one of the ways indicated in the Notice to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank – If on the record date, your shares were held on your behalf in an account at a brokerage firm, bank, dealer or other similar organization, then you are the “beneficial owner” of shares held in “street name” and the Notice of the Annual Meeting is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting the shares in the account at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent – the shareholder of record.

How do I vote?

Shareholders may vote using one of the following four methods:

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over the Internet, which you are encouraged to do if you have access to the Internet;
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by telephone;
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by requesting a paper or email copy of these materials and completing, signing and returning the included proxy card in the mail; or
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by attending the Annual Meeting and voting in person.

The Notice provides instructions on how to access your proxy, which contains instructions on how to vote via the Internet or by telephone. For shareholders who request to receive a paper proxy card in the mail, instructions for voting via the Internet, by telephone or by mail are set forth on the proxy card.

If you hold shares in street name, the organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. The shareholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to shareholders owning shares through most brokerage firms and banks. Additionally, if you would like to vote in person at the Annual Meeting, contact the brokerage firm, bank or other nominee who holds your shares to obtain a proxy from them and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy from your brokerage firm, bank or other nominee.

You may either vote “FOR” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For all other proposals you may vote “FOR” or “Against” or “Abstain” from voting.

What if my shares are registered in more than one person’s name?

If you own shares that are registered in the name of more than one person, each person registered as a shareholder must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, then you have multiple accounts with brokers or with our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent, as applicable, to consolidate as many accounts as possible under the same name and address. Interwest Transfer Co, Inc., our transfer agent, may be contacted by telephone at (877) 481-4014.

How many votes must be present to hold the Annual Meeting?

In order for us to conduct the Annual Meeting, the holders of a majority of the shares of the common stock outstanding and entitled to vote (including the Series A Preferred and Series B Preferred on an as-converted basis, as indicated above) as of the record date must be present, in person or by proxy, at the Annual Meeting. This is referred to as a “quorum.” Your shares will be counted as present at the Annual Meeting if you do any one of the following:

●
vote via the Internet or by telephone;
●
return a properly executed proxy by mail (even if you do not provide voting instructions); or
●
attend the Annual Meeting and vote in person.

How many votes are needed to elect the directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the three nominees receiving the most votes will be elected. See, “Quorum and Vote Required” on page 6, and “Vote Required” on page 9 of this Proxy Statement, under the discussion of Proposal No. 1.

How many votes are needed to ratify the appointment of Tanner LLC as the independent registered public accounting firm of Dynatronics for the fiscal year ending June 30, 2020?

The approval of this proposal requires the affirmative vote in favor of it of a majority of the votes cast at the Annual Meeting. See, “Quorum and Vote Required” on page 6, and “Vote Required” on page 19 of this Proxy Statement, under the discussion of Proposal No. 2.

How many votes are needed to approve the compensation of the Named Executive Officers?

The approval of this proposal requires the affirmative vote in favor of it of a majority of the votes cast on this proposal at the Annual Meeting. See, “Quorum and Vote Required” on page 6, and “Vote Required” on page 20 of this Proxy Statement, under the discussion of Proposal No. 3.

How many votes are needed to approve the selection of a recommendation for the frequency of holding future advisory votes on executive compensation?

The frequency of the advisory vote on compensation of our Named Executive Officers that receives the greatest number of votes - every year, every two years or every three years - cast by shareholders will be considered the shareholders’ preferred frequency with regard to how often an advisory vote regarding the compensation of our Named Executive Officers should be submitted to the shareholders in the future. See, “Quorum and Vote Required” on page 6, and “Vote Required” on page 22 of this Proxy Statement, under the discussion of Proposal No. 4.

What happens if I do not vote?

If you hold your shares directly in your own name, they will not be voted if you do not vote them or provide a proxy. However, your shares may be voted under certain circumstances where you do not provide a proxy if they are held in the name of a brokerage firm. Brokerage firms have the authority under stock exchange rules to vote customers’ unvoted shares on “routine” matters, which include the ratification of the appointment of our independent registered public accounting firm. Accordingly, if a brokerage firm votes your shares on these matters in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as “for” votes or “against” votes, as the case may be. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes, but your shares will not count as a vote cast in respect of any proposal. These are referred to as “broker non-votes.”

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted by us in favor of the nominees for director and “for” each of the proposals according to the recommendation of the Board of Directors as indicated in the Proxy Statement.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Can I change my vote after submitting my proxy?

You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●
You may submit another properly completed proxy card with a later date.
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You may grant a subsequent proxy by telephone or through the Internet.
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You may send a timely written notice that you are revoking your proxy to our Secretary at 7030 Park Centre Dr., Cottonwood Heights, Utah 84121.
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You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who can answer my questions about the Annual Meeting?

You can contact our corporate secretary, David A. Wirthlin, by telephone, at (801) 568-7000 or by writing to Dynatronics Corporation, 7030 Park Centre Dr., Cottonwood Heights, Utah 84121, Attn: Corporate Secretary, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a shareholder of Dynatronics, as part of the solicitation of proxies by our Board of Directors for use at the Annual Meeting to be held on December 4, 2019 and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at our principal executive offices, located at 7030 Park Centre Dr., Cottonwood Heights, Utah, on December 4, 2019, at 8:00 a.m., Mountain Standard Time.

The Annual Meeting is being held for the following purposes, which are more fully described in this Proxy Statement:

1.
to elect three directors to the Board of Directors to hold office for a one-year term;

2.
to ratify the appointment of Tanner as our independent registered public accounting firm for the fiscal year ending June 30, 2020;

3.
to approve, on an advisory basis, the compensation of our Named Executive Officers;

4.
to vote, on an advisory basis, on the frequency of holding future advisory votes on executive compensation; and

5.
to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Recommendations of the Board of Directors

The Board of Directors has unanimously determined to recommend that shareholders vote (i) “FOR” each of the director nominees; (ii) “FOR” the ratification of the appointment of Tanner as our independent registered public accounting firm for the fiscal year ending June 30, 2020; (iii) “FOR” the approval of the compensation of our Named Executive Officers; and (iv) “FOR” the option of once every three years as the preferred frequency for an advisory vote on executive compensation.

Record Date and Voting Power

Only holders of record of Dynatronics common stock, Series A Preferred, and Series B Preferred at the close of business on the record date, October 4, 2019, are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 11,812,433 shares of common stock outstanding and entitled to vote at the Annual Meeting (including shares of Series A Preferred and Series B Preferred on an as-converted basis), held by 433 holders of record. A list of our shareholders will be available for review at our principal executive offices during regular business hours for a period of 10 days before the Annual Meeting.

Each holder of common stock (or Series A Preferred or Series B Preferred, on an as-converted basis) is entitled to one vote for each share of common stock he or she owned as of the record date, subject, in the case of the Series A Preferred and the Series B Preferred, to any applicable Voting Cutback. Cumulative voting is not permitted, and shareholders are not entitled to appraisal or dissenters’ rights with respect to any matter to be voted on at the Annual Meeting.

Quorum and Vote Required

A quorum of shareholders is necessary to transact business at the Annual Meeting. The presence, in person or by proxy, of shares of common stock representing a majority of the shares of common stock (on an as-converted basis) outstanding and entitled to vote on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” will count as present for establishing a quorum at the Annual Meeting.

Directors are elected by a plurality of the votes cast, meaning that the three nominees receiving the most properly cast votes will be elected as directors to the vacancies open for election at the Annual Meeting. The ratification of the appointment of Tanner as our independent registered public accounting firm and the approval of the compensation of our Named Executive Officers each requires the affirmative vote in favor of such proposal of a majority of the votes cast at the Annual Meeting in respect of such proposal. The option for the frequency of the advisory vote on compensation of our Named Executive Officers - every year, every other year or every three years - that receives the greatest number of votes cast by shareholders will be considered the shareholders’ preferred frequency with regard to how often an advisory vote regarding the compensation of the Named Executive Officers should be submitted to the shareholders in the future. If a quorum is not present at the Annual Meeting, then it is expected that the Annual Meeting will be adjourned or postponed for the Board to solicit additional proxies.

As of the record date, our directors and executive officers as a group beneficially owned and were entitled to vote approximately 3,164,826 shares of common stock (including 1,232,800 shares of Series A Preferred and 322,000 shares of Series B Preferred), or approximately 26.8% of the outstanding voting shares of Dynatronics as of that date.

Voting Your Shares

You may vote by Internet, telephone, proxy or in person at the Annual Meeting.

Voting in Person. If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a brokerage firm, bank or other nominee holder, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder of the shares authorizing you to vote at the Annual Meeting.

Voting by Proxy. Even if you plan to attend the Annual Meeting, we recommend that you vote your proxy over the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. You can always change your vote at the Annual Meeting. Unless you change your vote at the Annual Meeting, your latest dated vote before the Annual Meeting will be the vote counted. Voting instructions are included on your proxy. If you properly grant your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. If no instructions are indicated on a properly executed proxy or voting instruction, the shares will be voted according to the recommendations of the Board of Directors as follows: (i) “FOR” the director nominees; (ii) “FOR” the ratification of the appointment of Tanner as our independent registered public accounting firm for the fiscal year ending June 30, 2020; (iii) “FOR” the approval of the compensation of our Named Executive Officers; and (iv) “FOR” the option of once every three years as the preferred frequency for an advisory vote on executive compensation. If other matters come before the Annual Meeting, the shares represented by proxies will be voted, or not voted, by the individuals named in the proxies in their discretion.

If you are the shareholder of record of your shares, you may deliver your voting instructions by telephone or over the Internet or, if you requested to receive a printed proxy card in the mail, by completing the proxy card and signing, dating and returning it in the included pre-addressed, postage-paid envelope. To be valid, a returned proxy card must be properly signed and dated.

If you are not the record holder of your shares, you must provide the record holder of your shares with instructions on how to vote your shares. If your shares are held by a brokerage firm, bank or other nominee holder, that brokerage firm, bank or nominee may allow you to deliver your voting instructions by telephone or over the Internet. Shareholders whose shares are held by a brokerage firm, bank or other nominee should refer to the voting instruction card forwarded to them by that brokerage firm, bank or nominee holding their shares.

Revoking a Proxy

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering to our Corporate Secretary a signed notice of revocation bearing a date later than the date of the proxy and stating that the proxy is revoked, (ii) granting a new proxy relating to the same shares and bearing a later date (which, if you intend to do by telephone or over the Internet, you may do only until 11:59 p.m., Mountain Standard Time, on December 3, 2019); or (iii) attending the Annual Meeting and voting in person. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Dynatronics Corporation, 7030 Park Centre Dr., Cottonwood Heights, Utah 84121, Attn: Corporate Secretary.

If your shares are held in the name of a brokerage firm, bank or other nominee, you may change your vote by submitting new voting instructions to your brokerage firm, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. However, since you are not the shareholder of record in that case, you may not change your vote by voting those shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder authorizing you to vote at the Annual Meeting.

Abstentions and Broker Non-Votes

Shares of common stock for which we have received proxies but with respect to which holders of those shares have chosen to abstain from voting will be counted as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but such shares will not count as votes cast in respect of the election of directors or any other proposal with respect to which the shareholder has chosen to abstain. As a result, those shares will not be included in the vote totals for such proposal and, therefore, will have no effect on such proposal.

Brokers are prohibited in certain circumstances from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In these circumstances, those shares will be counted for the purpose of determining if a quorum is present, but such shares will not be included in the vote totals and, therefore, will have no effect on any proposal. Under the rules that govern brokers, brokers do not have discretionary authority to vote on the election of directors or on executive compensation matters; however, brokers have discretionary authority to vote on the ratification of our independent registered public accounting firm and may choose to do so.

All votes will be tabulated by the inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

Dynatronics will bear all costs incurred on behalf of the Board of Directors in connection with its solicitation of proxies for the Annual Meeting, including any costs associated with printing and mailing proxy materials for those shareholders who request to receive printed versions of them.

In addition, directors, officers and employees of Dynatronics and its subsidiaries may solicit proxies by mail, personal interview, telephone, email or facsimile transmission without additional compensation. We may also solicit proxies through press releases and postings on our website at www.dynatronics.com. Arrangements will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of our voting stock not beneficially owned by them, for forwarding these proxy materials to, and obtaining proxies from, the beneficial owners of such stock entitled to vote at the Annual Meeting. We will reimburse these persons for their reasonable expenses incurred in performing these services.

Other Business

We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in their discretion with respect to those matters.

Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Form 8-K report filed with the SEC.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

General

Under our Bylaws, as amended and restated our Board of Directors may consist of up to seven directors. Up to four of the directors may be elected annually by the holders of our common stock voting as a group, including holders of the Series A Preferred and Series B Preferred voting on an as-converted basis. The remaining three directors are referred to as the “Preferred Directors” and elected and hold office at the pleasure of the holders of the Series A Preferred.

In 2019, the Board had seven members, with four common directors and three Preferred Directors. Mr. Kelvyn H. Cullimore, Jr. informed the Nominating and Governance Committee that he will not be standing for re-election and the Committee has determined that the size of the Board will be reduced to six members, as it had been prior to June 2018. The Board and management extend their gratitude to Mr. Cullimore for his many years of service to Dynatronics since its founding, both as an executive officer and as a member of our Board.

As a consequence of the reduction in the size of the Board, at this year’s Annual Meeting our shareholders will elect three common directors. The nominees identified below have been selected by the Nominating and Governance Committee to serve as directors for one-year terms until the 2020 Annual Meeting of shareholders and until their respective successors are elected or appointed.

Vote required

Directors are elected by a plurality of the votes cast in person or by proxy, assuming a quorum is present. This means that the three director nominees receiving the highest number of “FOR” votes (even if they receive less than a majority) will be elected as directors. Since the nominees are running unopposed for the same number of seats as there are nominees, a nominee only needs one vote to be elected if there is a quorum present at the Annual Meeting.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If a nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee instead will be voted for the election of a substitute nominee that we may propose. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the election.

Nominees for Director

As indicated above, our Board of Directors currently is comprised of seven members. Following the Annual Meeting, the Board will have six members. Three incumbent directors are standing for re-election. All of our directors have one-year terms. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve. Our policy is to encourage directors and nominees for director to attend the Annual Meeting.

Nominees to be considered for election at the Annual Meeting include two independent directors, Mr. Klosterman and Dr. Ward, as defined by the rules and regulations of NASDAQ, and our Chief Executive Officer, Brian D. Baker. Because of applicable NASDAQ Stock Market Rules, Mr. Baker is not considered independent. If elected at the Annual Meeting, these nominees would serve until the 2020 Annual Meeting of Shareholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors or appointed by the Nominating and Governance Committee of the Board. A director elected by the Board of Directors or appointed by the Nominating and Governance Committee to fill a vacancy, including vacancies created by an increase in the number of directors, serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Business Experience and Qualifications of Nominees

Brian D. Baker Director, Chief Executive Officer Age 52 Director Since August 2019
Mr. Baker is our Chief Executive Officer since August 2019. He was our Chief Operating Officer from May 2019 until August 26, 2019. From February 2018 to May 2019, Mr. Baker served as the President of our Therapy Products Division. Prior to joining Dynatronics, he was Vice President of Global Operations of Seaspine Holdings Corporation from July 2015 to January 2018, where he also worked as Vice President of Operations of the SeaSpine business within Integra LifeSciences Corporation from March 2015 to July 2015. From November 2013 until March 2015, he was an industry consultant providing mergers and acquisitions and business process optimization services. He holds a B.A. degree in business from the University of Phoenix.

Scott A. Klosterman Director Age 61 Director since 2016 Independent Director
Mr. Klosterman is Chief Financial Officer at HNI Healthcare since May 2017, where he previously served as Executive Vice President of Financial Operations (2016-2017). From 2010 to 2015, he was Vice President and General Manager, Post-Operative Products and Services at Hanger, Inc., a leading provider of prosthetic, orthotic, and therapeutic solutions. From 2009 to 2010, he was an executive consultant, providing consulting services to healthcare businesses, advising on product development and new product launches. He was Division President of Chattanooga Group from 2003 to 2008, where he previously served as Chief Operating Officer (1997-2003) and Chief Financial Officer, Secretary, and Treasurer (1994 -1997). He was a licensed certified public accountant in Pennsylvania from 1982 until 1994 and has an M.B.A. degree from Baylor University and a B.S. degree in Accounting (with highest honors) from the University of Delaware. Based on Mr. Klosterman’s extensive experience in the medical industry and as a finance executive, the Nominating and Governance Committee believes that he is well qualified to serve on our Board of Directors.

R. Scott Ward, Ph.D. Director Age 63 Director since 2013 Independent Director
Dr. Ward serves as the chairman of the Department of Physical Therapy at the University of Utah. He is the past president of the American Physical Therapy Association, a position he held from 2006 to 2012. In addition, Dr. Ward served as chair of the rehabilitation committee of the American Burn Association. He has published extensive research studies related to wound care and burn rehabilitation. Dr. Ward received a B.A. degree in Physical Therapy and a Ph.D. degree in Physiology from the University of Utah. Based on Dr. Ward’s prominence in his field, and his extensive experience and expertise in physical therapy, the Nominating and Governance Committee believes that Dr. Ward is well qualified to serve as a member of our Board of Directors.

Recommendation of the Board

The Board of Directors recommends a vote FOR each of the named nominees.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

General Information

Directors elected at the Annual Meeting of shareholders serve until the earlier of their resignation or removal, or until their successors are elected and qualified. Three members of the Board are Preferred Directors appointed under the provisions of the Certificate of Designations, Preferences and Rights of the Series A 8% Convertible Preferred Stock (the “Series A Certificate of Designations”) as discussed in the following section of this Proxy Statement.

Director Attendance at the Annual Meeting

We believe the Annual Meeting provides a good opportunity for our directors to hear any feedback that our shareholders may desire to share with the Board and with us. As a result, directors are encouraged to attend the Annual Meeting if their schedules permit. Five of our directors attended the 2018 Annual Meeting of Shareholders. We reimburse our directors for the reasonable expenses they may incur in attending the Annual Meeting.

Preferred Directors

Under our Bylaws as amended and restated, the Board of Directors can include up to seven members. The Series A Certificate of Designations grants to the holders of the Series A Preferred certain rights, referred to as “Director Rights”, to appoint up to three members of the Board – the Preferred Directors – for as long as the original Series A Preferred investors own or would directly or indirectly beneficially own at least 28.6% of our common stock (the “Threshold Ownership Percentage”). This period of ownership is known as the “Director Rights Period”. Excluded from the calculation of the Threshold Ownership Percentage are any shares of common stock issuable upon the exercise of the warrants held by these investors. In compliance with NASDAQ Rule 5640, the number of Preferred Directors will be reduced pro rata with any reduction in ownership by the preferred investors below the Threshold Ownership Percentage, so that the number of Preferred Directors is approximately proportionate to the preferred investors’ direct or indirect ownership of our common stock. By agreement the Series A Preferred shareholders and Dynatronics, the Director Rights may be exercised at the discretion of certain affiliates of Prettybrook Partners, LLC, a private investment firm (collectively referred to as “Prettybrook”) for as long as Prettybrook owns at least 50% of the outstanding Series A Preferred.

The Director Rights are not exercisable unless the preferred investors are the beneficial owners of at least 10% of our common stock, including shares issuable upon conversion of the Series A Preferred, but excluding shares issuable upon exercise of any warrants to purchase common stock. Common stock has no voting, nomination, election or other rights with respect to the Preferred Directors. Each Preferred Director serves as a member of the Board during the Director Rights Period or until his or her successor is appointed by the holders of the Series A Preferred (or Prettybrook, exercising such rights, as discussed above) during the Director Rights Period.

The current Preferred Directors are Erin S. Enright, who is also the Chairman of our Board of Directors, David B. Holtz, and Brian M. Larkin. Their business experience and other qualifications are as follows:

Erin S. Enright. Ms. Enright, 58, currently serves as a Managing Member of Prettybrook Partners LLC, a family office dedicated to investing in healthcare companies. Prettybrook has approximately 20 active investments in a variety of companies, typically as a co-investor with institutional private equity. She serves as the Chairman of the Board, Chair of the Nominating and Governance Committee and member of the Audit Committee and Compensation Committee of Dynatronics Corporation (NASDAQ: DYNT), and as a member of the Board of Directors and Audit Committee and Investment Committee of Medical Facilities Corporation (TSX: DR) and a member of the Board and Chair of the Audit Committee of Keystone Dental, Inc., a private company controlled by the private equity firm Accelmed. Previously, she served on the Board of Directors and the Audit Committee of Biolase, Inc. (NASDAQ: BIOL) during 2013, was a member of the Board of Directors of Tigerlabs, a Princeton-based business accelerator, from 2012 to 2018, and from 2010 to 2015 served on the Board of Directors of Ceelite Technologies, LLC. She was the President of Lee Medical, a medical device manufacturer based in Plainsboro, New Jersey, from 2004-13. She was Chief Financial Officer of InfuSystem, Inc. (NASDAQ:INFU) from 2005 to 2007. From 1993 to 2003, Ms. Enright was with Citigroup, most recently as a Managing Director in its Equity Capital Markets group. While at Citigroup, Ms. Enright was Chairperson of the firm's Institutional Investors' Committee, responsible for screening and approving the firm's participation in equity underwritings and a member of the Citigroup Global Equity Commitment Committee, responsible for reviewing and approving the firm's underwritings. From 1989 until 1993, Ms. Enright was an attorney with Wachtell, Lipton, Rosen & Katz in the firm's New York office. Ms. Enright received her A.B. degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and J.D. degree from the University of Chicago Law School.

David B. Holtz. Mr. Holtz, 53, has been a principal of Provco Group Ltd. (“Provco”) since 2012. Provco became a preferred shareholder of Dynatronics in 2015. He serves as part of Provco’s executive management group responsible for managing investment portfolios and the accounting function. From 2011 to 2012, Mr. Holtz was executive manager of Grey Street Holdings, a property investment holding company. From 2008 to 2010, he served as Chief Financial Officer and then Interim President of Nucryst Pharmaceuticals Corp. From 1993 to 2006, Mr. Holtz worked at Integra LifeSciences in various capacities including Vice President, Finance and Treasurer, and Senior Vice President, Finance and Treasurer. Before joining Integra, Mr. Holtz was an associate with Coopers & Lybrand, L.L.P. in Philadelphia and Cono Leasing Corporation, a private leasing company. He received a B.S. degree in Business Administration from Susquehanna University and was a certified public accountant in Pennsylvania until 1998.

Brian M. Larkin. Mr. Larkin, 50, is President and CEO of SP Industries, Inc., a privately held provider of laboratory equipment, supplies and specialty glassware and aseptic processing drug manufacturing solutions headquartered in Pennsylvania. From May 2017 to February 2018, he served as the Vice President and General Manager of the Diabetes Care business at Becton Dickinson (NYSE: BDX). From May 2015 to May 2017, he served as Senior Vice President and General Manager for the LifeCell Regenerative Medicine business at Acelity L.P., Inc. Prior to joining Acelity, Mr. Larkin was Corporate Vice President of Integra Lifesciences Holdings Corporation, where he served as President of the Global Spine and Orthobiologics businesses, and Head of Strategic Development. His responsibilities included executive oversight and leadership of Integra’s worldwide Spine and Orthobiologics businesses, in addition to executive oversight of several of Integra’s corporate functions, including corporate marketing and strategic planning. Mr. Larkin joined Integra in January 2000, as a Regional Sales Manager. He was promoted to National Sales Manager in 2003, Vice President, North American Sales in 2005, and President of Integra’s Neurosurgery business in 2007. In 2010, he was appointed President, Global Spine & Orthobiologics, and Head of Strategic Development. Mr. Larkin has over 25 years of sales, marketing, and executive management experience in the medical technology industry. Prior to joining Integra, he was the National Sales Manager for Connell Neurosurgical. Mr. Larkin received a B.S. degree in Chemistry from the University of Richmond and completed the Advanced Management Program at Harvard Business School.

In addition to the Director Rights, the holders of the Series A Preferred have the right to appoint one observer (who is not a Preferred Director) who may attend any meetings of the Board of Directors and participate in discussions among the Board members, but who does not have any voting rights on any matters. So long as Prettybrook owns at least 50% of the outstanding Series A Preferred, Prettybrook has the right to choose this observer. Prettybrook has appointed Stuart M. Essig as the observer to the Board. Mr. Essig is a significant shareholder of Dynatronics and is the husband of Ms. Enright, Chairman of our Board of Directors. Mr. Essig and Ms. Enright are managers of Prettybrook.

Family Relationships

There are no family relationships among the members of the Board of Directors and our executive officers.

Independence of the Board of Directors

The Board of Directors has determined that a majority of the members of the Board should consist of “independent directors,” determined in accordance with the applicable NASDAQ Stock Market Rules as in effect from time to time. Directors who are also our employees are not considered to be independent for this purpose. Our Board of Directors determines the independence of our directors by applying the rules, regulations and listing standards of NASDAQ and the rules and regulations of the SEC. The NASDAQ Stock Market Rules provide that a director is independent only if the Board affirmatively determines that the director does not have a relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. They also specify certain relationships that preclude a determination of director independence, including certain business, professional and personal relationships.

Our Board annually reviews the independence of our directors according to these standards, taking into account all relevant facts and circumstances. In its most recent review of information collected from our directors, the Board determined that the non-employee members of our Board are “independent directors” under the NASDAQ standards and the SEC’s rules. The Board has determined that Ms. Enright, Mr. Klosterman, Mr. Holtz, Mr. Larkin and Dr. Ward are independent and that these independent directors have no relationship with Dynatronics that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

None of our directors is a party to any agreement or arrangement that would require disclosure pursuant to NASDAQ Rule 5250(b)(3).

The Board has also determined that all members of the Compensation Committee are independent and meet the additional independence criteria required under NASDAQ Rule 5605(a)(2), and that each member of the Audit Committee: (i) is independent, (ii) meets the financial literacy requirements of the NASDAQ Stock Market Rules, and (iii) meets the enhanced independence standards under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). In connection with its determination regarding the independence of our directors, the Board found that none of the nominees for director had a material or other disqualifying relationship with us.

Board Leadership Structure

In February 2018, our Board of Directors determined to separate the role of Chairman of the Board from the role of Chief Executive Officer, and appointed Erin Enright as Chairman. The Board believes that separating these roles allows us to efficiently develop and implement corporate strategy that is consistent with the Board’s oversight role, while facilitating strong day-to-day leadership.

In making the decision to separate the roles of Chief Executive Officer and Chairman of the Board, the Board cited the demands of and differences between each role. The Chief Executive Officer is responsible for setting our strategic direction, with guidance from the Board. The Chief Executive Officer is responsible for leadership and for the over-all performance of Dynatronics pursuant to the policies of the Board, while providing guidance to the Chief Executive Officer, and setting the agenda for Board meetings, and presiding over meetings of the Board.

Ms. Enright brings considerable skills and experience to the role of Chairman. In this capacity, she has significant responsibilities, including those described above, as well as calling and presiding over Board meetings, including meetings of the independent directors, setting meeting agendas and determining materials to be distributed to the Board. As Chairman, she has substantial ability to shape the work of the Board of Directors. We believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increases management accountability and improves the ability of the Board of Directors to monitor whether management’s actions are in our best interests those of our shareholders. As a result, we believe that having an independent chairman and a separate chief executive can enhance the effectiveness of the Board of Directors as a whole. The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our Chairman, provide balance on the Board and promote strong, independent oversight of our management and affairs.

Role of the Board in Risk Oversight

The Board of Directors has an active role, both as a whole and at the committee level, in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Audit Committee’s charter mandates it to review and discuss with management and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Nominating and Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is informed regularly through committee reports about such risks.

Communications with the Board of Directors

The Board desires that the Board and its committees and individual directors hear the views of shareholders and that appropriate responses are provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, the independent directors as a group or any individual director may send communications directly to Dynatronics Corporation, Board of Directors, Attn: Jim Ogilvie, Vice President of Corporate Development, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director to whom the communication was addressed.

Please note that the foregoing communication procedure does not apply to: (1) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals; (2) service of process or any other notice in a legal proceeding; (3) advertisements, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors; (4) items solely related to complaints with respect to ordinary course of business, customer service and satisfaction issues; or (5) material clearly unrelated to our business, industry, management, Board of Directors, or related committee matters.

Meetings of the Board of Directors

Our Board of Directors met six times during fiscal year 2019. Each member of the Board attended 75% or more of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which he or she served, during the portion of fiscal year 2019 for which he or she was a director or committee member.

Executive Sessions

The Board holds regular executive sessions of the non-employee directors without the presence of management, as required under applicable NASDAQ Stock Market Rules. In fiscal 2019, the independent directors met five times in executive sessions at which only independent and non-employee directors were present.

Information Regarding Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Board has adopted a written charter for each committee, copies of which are available to shareholders on the Investors section of our website at https://irdirect.net/DYNT/corporate_governance.

The following table provides membership information for fiscal year 2019 for each of the committees of the Board:

Name	Audit	Compensation	Nominating and Governance

Brian D. Baker(1)
Kelvyn H. Cullimore(2)
Erin S. Enright	X	X	*
David B. Holtz	*		X
Scott A. Klosterman	X	*	X
Brian M. Larkin		X	X
Christopher R. von Jako, Ph.D.(3)
R. Scott Ward, Ph.D.		X

*Committee Chair

(1)
Appointed to the Board in August 2019 to fill vacancy created by resignation of Christopher von Jako, Ph.D.

(2)
Resigned as Chairman in February 2018. Stepped down as Chief Executive Officer in June 2018; continues as Director until the Annual Meeting. Mr. Cullimore is not standing for re-election at the Annual Meeting. As a former executive officer of the Company, Mr. Cullimore did not serve as member of any committees during his tenure on the Board.

(3)
Appointed to the Board upon his hiring as Chief Executive Officer in June 2018. Stepped down as Chief Executive Officer and Director in August 2019 and is not a nominee for election at the Annual Meeting.

Below is a description of the Board committees. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee, was established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act, and is comprised of the following independent directors: David B. Holtz (Chairman), Erin S. Enright, and Scott A. Klosterman. The NASDAQ Stock Market Rules regarding corporate governance require that at least one member of the Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background which results in the individual’s “financial sophistication.” This financial sophistication may derive from the person being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our Board believes that all three members meet the NASDAQ requirements for financial sophistication. Our Board further believes that each of committee members is an independent director as defined in the NASDAQ Stock Market Rules. The Board has also determined that the members of the Audit Committee qualify as “audit committee financial experts” (“Audit Committee Financial Experts”) as defined by applicable SEC’s rules. The SEC rules define an Audit Committee Financial Expert as a person who has all of the following attributes:

●
Understanding of accounting principles generally accepted in the United States of America, or GAAP, and financial statements.
●
Ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves.
●
Experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities.
●
Understanding of internal control over financial reporting.
●
Understanding of audit committee functions.

The Audit Committee is concerned primarily with the integrity of our financial statements, the selection, independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee charter approved by the Board of Directors reflects the standards and requirements adopted by the SEC and NASDAQ.

The Audit Committee met four times during fiscal year 2018. Each member of the Audit Committee attended at least 75% of the Audit Committee’s meetings.

Report of the Audit Committee of the Board of Directors

The following is the report of the Audit Committee with respect to the audited consolidated financial statements for the fiscal year ended June 30, 2019 included in the Company’s Annual Report on Form 10-K.

Our management is responsible for the Company’s financial reporting process, including its systems of internal control over financial reporting, and for the preparation of its financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm, Tanner, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles (“GAAP”) and the effectiveness of our internal control over financial reporting. The role and responsibility of the Committee is to monitor and oversee these financial processes on behalf of the Board.

The members of the Audit Committee are not employees of Dynatronics and are not, nor do they represent themselves to be, accountants or auditors by profession, and they do not undertake to conduct auditing or accounting reviews or procedures. Therefore, in performing the Audit Committee’s oversight role, the Audit Committee necessarily must rely on management’s representations that it has maintained appropriate accounting and financial reporting principles and policies, and appropriate internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations, and that the Company’s financial statements have been prepared with integrity and objectivity and in conformity with GAAP, and on the representations of our independent registered public accounting firm included in its reports on the Company’s financial statements.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed our consolidated audited financial statements with our management.

2. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).

3. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence.

4. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board, and the Board approved, that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2019 for filing with the SEC.

The Audit Committee of the Board of Directors:

David B. Holtz, Chairman
Erin S. Enright
Scott A. Klosterman

The information contained in the above report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our principal executive officer and other executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees. Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the NASDAQ Stock Market Rules.

The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of our executive officers and key employees. In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option or other equity-based awards to those individuals. Additionally, the Compensation Committee administers our stock plans.

The Compensation Committee meets as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during fiscal year 2019. As of the date of this Proxy Statement, the following independent directors are members of the Compensation Committee: Scott A. Klosterman, (Chairman), Erin S. Enright, Brian M. Larkin and R. Scott Ward.

The Compensation Committee held four meetings during fiscal year 2019. All committee members attended at least 75% of these meetings.

The charter of the Compensation Committee grants the committee full access to all our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for overseeing, reviewing and making periodic recommendations concerning our corporate governance policies, and for recommending to the full Board of Directors candidates for election to the Board of Directors. The committee is comprised of the following directors: Erin S. Enright (Chairman), David B. Holtz, Brian M. Larkin and Scott A. Klosterman. Each member of this committee is an independent director under applicable NASDAQ Stock Market Rules. The Nominating and Governance Committee did not meet during fiscal year 2019.

Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Governance Committee encourages selection of directors who will contribute to our corporate governance, including: responsibility to its shareholders, technology leadership, effective execution, high customer satisfaction and superior employee working environment.

The Nominating and Governance Committee from time to time reviews the appropriate skills and characteristics required of Board members, including factors that it seeks in Board members such as diversity of business experience, viewpoints and personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in light of the specific needs of the Board of Directors at that time. The brief biographical information for each nominee set forth in the section under the heading “Business Experience and Qualifications of Nominees” on page 9 above, includes the primary individual experience, qualifications, attributes and skills of each of our directors nominated for election at this Annual Meeting that led the Nominating and Governance Committee to conclude that each nominee should serve as a member of the Board of Directors.

Shareholders may recommend a director nominee to the Nominating and Governance Committee. In recommending candidates for election to the Board of Directors, the committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Nominating and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. The Nominating and Governance Committee may, but is not required to, engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

To recommend a prospective nominee for the Nominating and Governance Committee’s consideration, submit the candidate’s name and qualifications to us in writing to the following address: Dynatronics Corporation, Attn: Jim Ogilvie, Vice President of Corporate Development, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121. When submitting candidates for nomination to be elected as directors, shareholders must also follow the notice procedures and provide the information required by our bylaws. In particular, for the Nominating and Governance Committee to consider a candidate recommended by a shareholder for nomination at the 2020 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by us as indicated above between July 2, 2020 and August 1, 2020 (or, if the 2020 Annual Meeting is not held within 30 calendar days of the anniversary of the date of the 2019 Annual Meeting, within 10 calendar days after our public announcement of the date of the 2020 Annual Meeting). The recommendation must include the following information:

●
The shareholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
●
The shareholder’s reason for making the nomination at the Annual Meeting, and the signed consent of the nominee to serve if elected;
●
The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
●
A description of any arrangements or understandings between the shareholder, the nominee and any other person regarding the nomination; and
●
Information regarding the nominee that would be required to be included in our Proxy Statement by the SEC’s rules, including the nominee’s age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.

Code of Ethics

We have adopted a Code of Business Ethics that applies to all officers, directors and employees. The Code of Business Ethics is available on the Investors section of our website at https://irdirect.net/DYNT/corporate_governance. If we make any substantive amendments to the Code of Business Ethics or grant any waiver from a provision of our Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Corporate Governance Guidelines

The Board of Directors has not adopted formal written corporate governance guidelines. Given the experience and qualifications our directors contribute to the Board of Directors’ activities, we have implemented a number of practices designed to encourage effective corporate governance. These practices include:

●
the requirement that at least a majority of the directors meet standards of independence determined by NASDAQ and our Board;
●
holding regular executive sessions of the independent members of the Board of Directors;
●
holding committee meetings which include individual sessions with representatives of the our independent registered public accounting firm, as well as with our Chief Financial Officer and our Chief Executive Officer; and
●
completion of “360” performance evaluations of each director by the other members of the Board of Directors.

Our Board of Directors is actively involved in the oversight and management of the material risks that could affect us. The Board of Directors carries out its risk oversight and management responsibilities by monitoring risk directly as a full board and, where appropriate, through its committees. Effective risk oversight is a priority of the Board of Directors. These duties are accomplished through the effective use of Board committees that function under written charters adopted by the Board.

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing our management. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees. Our employee directors receive no separate compensation for their service as directors.

Our director compensation is reviewed by the Compensation Committee, which makes recommendations to the Board of Directors on the appropriate structure for our non-employee director compensation program and the appropriate amount of compensation. Our Board of Directors is responsible for final approval of our non-employee director compensation program and the compensation paid to our non-employee directors. Our non-employee directors are entitled to reimbursement for their reasonable travel and lodging expenses for attending Board and committee meetings.

In fiscal year 2019, we authorized payment to our non-employee directors of an annual cash retainer of $15,000 and an equity retainer of 10,000 shares of common stock under our 2018 Equity Incentive Plan (the “2018 Plan”). Committee chairs were authorized to receive an additional retainer of $10,000 for the year. The Board subsequently determined that the above retainers would be paid in the form of common stock in lieu of cash for the six month period ended June 30, 2019. All retainer payments were pro-rated for the portion of the year served if a director’s service began after the start of the fiscal year. The following table summarizes the total compensation paid to the non-employee and independent directors during the fiscal year ended June 30, 2019.

Director Compensation Table 2019

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c) (1)	Total ($) (h)
Kelvyn H. Cullimore, Jr.	7,500	31,100	38,600
Erin S. Enright	12,500	36,100	48,600
David B. Holtz	12,500	36,100	48,600
Scott A. Klosterman	12,500	36,100	48,600
Brian M. Larkin	7,500	31,100	38,600
R. Scott Ward, Ph.D.	7,500	31,100	38,600
_________________

(1)
Columns (d) through (g) are omitted from this table as no items of compensation referenced in those columns were paid to the directors during the period covered by the table. Dr. von Jako, our Chief Executive Officer in 2019, who was also a director, received no additional compensation for service as a director during fiscal year 2019 and is therefore omitted from this table.

Director Compensation – Equity

There were no outstanding unvested RSUs or other option awards held by any of our non-employee directors as of June 30, 2019.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

At the Annual Meeting, our shareholders will be asked to ratify the appointment of Tanner LLC (“Tanner”) as our independent registered public accounting firm for the fiscal year ending June 30, 2020. Representatives of Tanner are expected to be present at the Annual Meeting, and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions. Tanner has served as our independent registered public accounting firm since October 24, 2016.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast at the 2019 Annual Meeting is required for ratification of our independent registered public accounting firm. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

Neither our Bylaws nor other governing documents or law require shareholder ratification of the selection of Tanner as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Tanner to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the shareholders ratify the selection, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and in the best interests of our shareholders.

Independence

Tanner has advised us that it has no direct or indirect financial interest in us or in any of our subsidiaries and that during 2019, it had no connection with us or any of our subsidiaries, other than as our independent registered public accounting firm or in connection with certain other services, as described below.

Principal Accountant Fees and Services

During fiscal year 2019, we entered into an engagement agreement with Tanner, which sets forth the terms by which Tanner agreed to perform audit services for us. Those services consisted of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

During fiscal year 2018, Tanner performed services consisting of the audit of our annual consolidated financial statements, review of the quarterly financial statements, and accounting consultations, consents, and other services related to our SEC filings.

The following table summarizes the fees paid by us to Tanner during fiscal years 2018 and 2019.

Type of Service and Fee	2018	2019
Audit Fees	$202,000	$217,050
Audit Related Fees	7,000
Tax Fees	-
All Other Fees	20,000
Total Fees	$229,000	$217,050

Pre-approval Policies and Procedures

The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.

The Audit Committee has determined that the rendering of services other than audit services by Tanner is compatible with maintaining the principal accountant’s independence.

Recommendation of the Board

The Board of Directors recommends a vote “FOR” Proposal No. 2 ratifying the selection of Tanner as our independent registered public accounting firm for the year ending June 30, 2020.

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables a corporation’s shareholders to vote to approve, on a non-binding advisory basis, the compensation of the corporation’s executive officers. We are providing such an opportunity to our shareholders at the Annual Meeting to vote on an advisory basis to approve the compensation paid to our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Dodd-Frank Act and the SEC rules promulgated under the Dodd-Frank Act.

This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation program and the compensation paid to our Named Executive Officers as reported in this Proxy Statement. In accordance with the advisory vote of a majority of shareholders received at our 2013 Annual Meeting of Shareholders, during the past six years, the Board has provided the shareholders an opportunity to approve executive compensation at our Annual Meetings every three years.

The Say-on-Pay vote is advisory, and therefore it is not binding on the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation.

The Compensation Committee and the Board have designed our executive compensation program to attract and retain talented executives, to motivate them to achieve our key financial, operational, and strategic goals, and to reward them for superior performance. They also designed our compensation program to align our executive officers’ interests with those of our shareholders by rewarding their achievement of the specific corporate and individual goals approved by our Compensation Committee. The performance goals set by the Compensation Committee are focused on achieving our commercialization objectives, increasing long-term shareholder value, and advancing our product development and technology platform. Shareholders are encouraged to read the Compensation Discussion and Analysis and Executive Compensation sections of this Proxy Statement for a more detailed discussion of how our compensation program reflects our core objectives and aligns our executive officers’ interests with those of our shareholders.

Vote Required

The Board believes our executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core compensation objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the shareholders of Dynatronics Corporation approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2019 Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Executive Compensation section.”

If a quorum is present, the proposal to approve, on an advisory basis, the compensation of our Named Executive Officers requires the affirmative vote of a majority of the votes cast at the 2019 Annual Meeting on the proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

Recommendation of the Board

The Board of Directors unanimously recommends that the shareholders vote “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as stated in the resolution contained in the Proxy Statement for the 2019 Annual Meeting of Shareholders.

PROPOSAL NO. 4 ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables shareholders to vote, on a non-binding advisory basis, on the frequency on which they would prefer to cast a non-binding advisory vote on the compensation of the corporation’s named executive officers (“Say-When-on-Pay”). Section 14A of the Exchange Act requires that we conduct a shareholder advisory Say-When-on-Pay vote at least once every six years. We conducted the last such advisory vote in 2013. At that time, a majority of our shareholders voted, on an advisory basis, to submit the matter of shareholder approval of executive compensation to an advisory vote every three years.

In accordance with the above rules, we are again submitting this proposal to our shareholders and ask you to consider the resolution below. This proposal provides our shareholders with the opportunity to cast an advisory vote indicating their preference on how often we should include an advisory Say-on-Pay vote on executive compensation in our proxy materials for future shareholder meetings. By voting on this proposal, shareholders may indicate their preference for us to conduct the Say-on-Pay vote every year, every two years or every three years, or shareholders may abstain from voting, as follows:

“RESOLVED, that the shareholders determine, on an advisory basis, that the preferred frequency of an advisory vote on the executive compensation of the Company’s Named Executive Officers as set forth in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders should be every [year] [two years] [three years].”

The Board recommends that you vote for every three years as the desired frequency for us to hold a non-binding, advisory vote of the shareholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

●
We strive to ensure management’s interests are aligned with shareholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our Named Executive Officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

●
A vote every three years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to shareholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our Named Executive Officers.

●
We are open to input from shareholders regarding board and governance matters, as well as the equity compensation program. We believe that the shareholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to shareholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on Named Executive Officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

Vote Required

Please mark your proxy card to reflect your preference on this proposal or your decision to abstain. A plurality of votes cast on this proposal will determine the frequency selected by shareholders.

The approval of this proposal is not a condition to the approval of any other proposals submitted to the shareholders.

Recommendation of the Board

The Board of Directors unanimously recommends that the shareholders vote, on an advisory basis, for holding an advisory vote on executive compensation every three years.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of the date of this Proxy Statement.

Name	Age	Position
Brian D. Baker(1)	52	President, Chief Executive Officer, and Director
David A. Wirthlin(2)	58	Chief Financial Officer and Secretary
James N. Ogilvie	33	Vice President Corporate Development
Skyler Black	36	Corporate Controller

(1)
Principal Executive Officer. Mr. Baker became our President and Chief Executive Officer on August 26, 2019. He replaced Christopher von Jako, Ph.D., who served in that capacity from June 2018 until his resignation on August 26, 2019. Mr. Baker’s biographical information and other credentials, including his employment history, are summarized in the section of this Proxy Statement that discusses the nominees for director under Proposal No. 1 Election of Directors.

(2)
Principal Financial Officer and Principal Accounting Officer.

David A. Wirthlin joined us and was appointed Chief Financial Officer in October 2016 and Corporate Secretary in October 2016. He previously worked with ArmorWorks Enterprises, LLC, a privately-held military armor technology company located in Arizona, where he served in several capacities: Chief Financial Officer from June 2004 until January 2016, and consultant on a contract basis to ArmorWorks from January 2016 until May 2016. Mr. Wirthlin served as Chief Financial Officer for Integrated Information Systems, Inc. and SkyMall, Inc., where he led the initial public offering process for each company and subsequently was directly responsible for all SEC-related functions. He is a CPA in the State of Utah (inactive status) and worked in public accounting and consulting for seven years at Arthur Andersen LLP. Mr. Wirthlin holds an M.B.A. degree from the University of Chicago and a B.S. degree in Accounting from the University of Utah.

James N. Ogilvie was appointed Vice President of Corporate Development in December of 2016; he joined us in August 2015, initially as Director of Business Development. Mr. Ogilvie worked previously at Evolent Health, Inc. (NYSE: EVH) where he developed strategic business cases for hospital systems. He started his career in the investment banking division of Robert W. Baird, where he provided analytical support on equity offerings, mergers and acquisitions, and other financial advisory services. Mr. Ogilvie graduated from Brigham Young University, School of Accountancy, receiving an M.S. degree and B.S. degree in Accounting. He is also a CPA, licensed in Wisconsin.

Skyler Black joined us as Corporate Controller in January 2018. He was previously with PricewaterhouseCoopers, LLP where he spent 12 years in their assurance practice. He is a CPA in the state of Colorado and holds a B.S. degree in Accounting from Brigham Young University – Idaho.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock and voting securities as of October 4, 2019, by (1) each person known by us to be the beneficial owner of more than 5% of the issued and outstanding common stock, based upon their most recent filings or correspondence with the SEC, (2) our Named Executive Officers and directors individually, and (3) the Named Executive Officers and directors as a group.

Under SEC rules, “Named Executive Officers” include (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level; (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the rule but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year. Pursuant to these rules, we have identified as our Named Executive Officers for purposes of this Proxy Statement: (1) Dr. Christopher von Jako, who served as our principal executive officer for all of fiscal year 2019; (2) David A. Wirthlin, who is also our principal financial and accounting officer; (3) Brian D. Baker, who served as our Chief Operating Officer until his appointment in August 2019 as our Chief Executive Officer; and (4) Kelvyn H. Cullimore, Jr., who served as our principal executive officer during fiscal year 2018. Mr. Wirthlin and Mr. Baker were our two most highly compensated executive officers other than our principal executive officer during the fiscal year ended June 30, 2019. Unless otherwise indicated in the notes below the table, the address of each beneficial owner listed in the table below is c/o Dynatronics Corporation, 7030 Park Centre Dr., Cottonwood Heights, Utah 84121.

Beneficial Ownership Table

Name/Address of Beneficial Owner(1)	Title of Class	No. of Shares of each Class Beneficially Owned	Percent of Class Beneficially Owned	Total No. of Shares Beneficially Owned	Percent of Total Voting Power
Greater than 5% Shareholders:
Stuart M. Essig (2)	Common	2,982,415	27.7%	4,122,415	16.9%
	Series A	880,000	44.0%
	Series B	260,000	17.8%
Stuart M. Essig 2007 Family Trust (3)	Common	445,102	4.8%	673,902	2.8%
	Series A	188,800	9.4%
	Series B	40,000	2.7%
Provco Ventures I, LP (4)	Common	1,907,017	19.0%	2,591,017	11.1%
	Series A	484,000	24.2%
	Series B	200,000	13.7%
Armistice Capital, LLC (5)	Common	1,237,676	12.4%	1,237,676	9.0%
	Series B	500,000	34.3%
Nancy K. Cronin (6)	Common	978,161	11.1%	978,161	8.3%

Named Executive Officers and Directors:
Brian D. Baker (CEO/Director)(7)	Common	219,147	2.4%	315,147	*
	Series A	96,000	4.8%
Kelvyn H. Cullimore, Jr. (Director)(8)	Common	189,214	2.1%	189,214	1.6%
Erin S. Enright (Director)(9)	Common	496,440	5.4%		3.2%
	Series A	188,800	9.4%
	Series B	40,000	2.7%
David B. Holtz (Director)(10)	Common	50,566	*	50,566	*
Scott A. Klosterman (Director)(11)	Common	50,566	*	50,566	*
Brian M. Larkin (Director)(12)	Common	246,141	2.7%	314,141	1.5%
	Series A	48,000	2.4%
	Series B	20,000	1.4%
Christopher R. von Jako, Ph.D. (CEO/Director)(13)	Common	219,697	2.5%	293,697	1.5%
	Series A	48,000	2.4%
	Series B	26,000	1.8%
R. Scott Ward (Director)(14)	Common	44,520	*	44,520	*
David A. Wirthlin(15)	Common	19,023	*	23,023	*
	Series A	4,000	*
All Names Executive Officers and directors as a group (nine persons)	Common	1,535,314	16.0%	2,006,114	9.9%
	Series A	384,800	19.2%
	Series B	86,000	5.9%
__________________
(1)
The table assumes 8,849,928 shares of common stock issued and outstanding as of October 4, 2019. The amount in the “Percent of Total Voting Power” column includes the impact of any applicable Voting Cutback as to the indicated beneficial owner. Subject to the Voting Cutback, the Series A Preferred and the Series B Preferred vote on an as-converted basis one vote per share with the common stock. For purposes of the table, we determined the number of shares of each class as beneficially owned by each person under Rule 13d-3(d)(1) of the Exchange Act. Under this rule, shares of voting stock not outstanding that are subject to issuance pursuant to options, warrants, rights or conversion privileges exercisable by a person within 60 days of the date indicated are deemed outstanding for the purpose of calculating the number and percentage beneficially owned by such person but are not deemed outstanding for the purpose of calculating the number or percentage beneficially owned by each any other person listed in the table. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares of indicated as beneficially owned by such person, subject to community property laws, where applicable. Beneficial ownership representing less than one percent of the outstanding shares of a class is denoted with an asterisk (*). If an individual or person disclaims beneficial ownership, that is noted in the notes below the table.
(2)
Mr. Essig is an observer to our Board of Directors and the husband of Erin Enright, a Preferred Director and the Chairman of our Board of Directors. The amount of common stock beneficially owned includes: (a) 1,073,410 shares of common stock owned of record and (b) 1,909,005 shares of common stock issuable upon the exercise of warrants. Mr. Essig has sole voting and dispositive power over the shares of stock indicated. He has no voting or dispositive power over securities that are beneficially owned of record by The Stuart M. Essig 2007 Family Trust (“Essig Trust,” see, Note (3), below) or by Ms. Enright (see, Note (9), below). The address for this beneficial owner is 512 West MLK Jr. Blvd #320, Austin, Texas 78701.

(3)
Mr. Essig is the settlor/grantor of the Essig Trust. His wife, Ms. Enright, is Trustee of the Essig Trust. Shares of common stock beneficially owned include: (a) 101,902 shares of common stock owned of record and (b) 343,200 shares of common stock issuable upon exercise of warrants. Ms. Enright and the Essig Trust have shared voting and dispositive power over the shares of stock owned of record by the Essig Trust. Amount indicated also includes 51,338 shares of common stock owned of record by Ms. Enright personally, over which Ms. Enright has sole voting and dispositive power. (See, Note (9), below.) The address for this beneficial owner is 512 West MLK Jr. Blvd #320, Austin, Texas 78701.
(4)
The address of this beneficial owner is 795 E. Lancaster Ave. Suite 200, Villanova, PA 19085. The general partner of this shareholder is Provco, LLC. The sole member of Provco, LLC is Richard E. Caruso, Ph.D. The amount of common stock beneficially owned includes: (a) 731,017 shares of common stock owned of record, and (b) 1,176,000 shares of common stock issuable upon the exercise of warrants.
(5)
Amount of common stock beneficially owned includes: (a) 107,676 shares of common stock owned of record and (b) 1,130,000 shares of common stock issuable upon the exercise of warrants. The Series A Preferred and Series B Preferred, as well as the warrants held by this shareholder include provisions that limit the exercise or conversion thereof, as applicable, to the extent such exercise would cause the holder, together with its affiliates and any other person acting together with it and its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99% of our then outstanding common stock following such exercise or conversion, excluding for purposes of such determination shares of common stock issuable upon the exercise of the warrant or conversion of the preferred stock which have not been exercised or converted. The shareholder may increase or decrease its beneficial ownership limitation upon giving notice to us, which such increase or decrease will not be effective until the 61st day after the notice is delivered to us. As a consequence of this beneficial ownership conversion cap and related limitation on the conversion and exercise of the warrants, the beneficial ownership of this shareholder is limited as indicated in the table. The address for this beneficial owner is c/o Steven Boyd, 510 Madison Ave, 22nd Floor, New York, New York 10022.
(6)
Ms. Cronin received these shares upon conversion of shares of our Series D Non-Voting Convertible Preferred Stock issued in connection with our acquisition of Bird & Cronin, Inc. (“Bird & Cronin”), of which she was a majority beneficial owner. The address for this beneficial owner is 6101 Mt. Normandale Dr., Bloomington, Minnesota 55438.
(7)
Mr. Baker became our Chief Executive Officer and a director on August 26, 2019. Amount of common stock beneficially owned includes (a) 50,000 RSUs granted at the time of his promotion as CEO, (b) 25,147 shares of common stock owned of record, and (c) 144,000 shares of common stock issuable upon exercise of warrants.
(8)
Mr. Cullimore is a director. Amount indicated includes 189,214 shares of common stock owned of record by Mr. Cullimore and 10,000 shares of common stock owned of record by Mr. Cullimore’s wife.
(9)
The amount of common stock beneficially owned includes: (a) 51,338 shares of common stock owned of record and (b) 445,102 shares of common stock beneficially owned by the Essig Trust (see, Note (3), above). Ms. Enright has no voting and dispositive power over the shares beneficially owned by her husband; she has shared voting and dispositive power as Trustee over the shares beneficially owned by the Essig Trust.
(10)
Mr. Holtz is an executive officer of Provco, LLC, the general partner of Provco Ventures I LP. He does not have sole voting or dispositive power of shares beneficially owned by Provco.
(11)
All amounts indicated are shares of common stock owned of record by Mr. Klosterman.
(12)
The amount of common stock beneficially owned includes: (a) 124,141 shares of common stock owned of record and (b) 122,000 shares issuable upon the exercise of warrants.
(13)
Dr. von Jako was our principal executive officer (CEO) and a director until August 26, 2019. Amount of common stock beneficially owned includes: (a) 108,697 shares of common stock owned of record and (b) 111,000 shares of common stock issuable upon exercise of warrants.
(14)
All amounts indicated are shares of common stock owned of record by Dr. Ward.
(15)
Mr. Wirthlin is included as a Named Executive Officer due to his compensation paid to him as Chief Financial Officer. The amount of common stock beneficially owned includes: (a) 1,023 shares of common stock owned of record, (b) 6,000 shares issuable upon the exercise of warrants, and (c) 12,000 shares of common stock issuable upon exercise of options held by Mr. Wirthlin.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended June 30, 2019, each of the Reporting Persons met all applicable Section 16(a) filing requirements and filed all required filings on a timely basis, except for one report filed on Form 4 on behalf of Dr. von Jako on September 19, 2019, to report the vesting of 12,500 restricted shares granted to him on June 26, 2018, which vested on June 26, 2019, which report should have been filed on June 28, 2019.

EXECUTIVE COMPENSATION

The Compensation Committee operates under a written charter that establishes its responsibilities. The Compensation Committee reviews the charter annually to ensure that its scope is consistent with the Compensation Committee’s expected role and meets regulatory requirements. Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of our executive compensation program. The charter gives the Compensation Committee the sole responsibility for determining the compensation of the Chief Executive Officer based on the Committee’s evaluation of his performance. The charter also authorizes the committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities.

Decisions regarding other executives are made by the Compensation Committee considering recommendations from the Chief Executive Officer and with input from other executive officers and management. Decisions by the Compensation Committee with respect to compensation of the Chief Executive Officer are ratified by the non-executive members of the Board of Directors.

The compensation of our executive officers includes base salary and equity components. The ultimate goal of our compensation philosophy is to create long-term shareholder value by rewarding performance that furthers our strategic goals and growth. At the same time, the Compensation Committee seeks to maintain an executive compensation program that is competitive with comparably-sized organizations within our industry.

Dynatronics does not target a specific pay mix; however, each Named Executive Officer has a significant percentage of their bonus determined by performance goals established by the Compensation Committee. Each executive’s compensation opportunity is designed to provide pay below targeted pay levels if annual and/or long-term performance goals are not achieved. The compensation program is designed to provide pay at or above targeted pay levels if performance meets or exceeds goals. The Company provides a competitive base salary and benefits with limited equity awards. There is not an expectation of future equity awards for our executives, beyond the Chief Executive Officer.

The following table summarizes information concerning the compensation paid to our Named Executive Officers for the last two fiscal years [columns (g) and (h) have been intentionally omitted]:

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock awards ($) (e)	Option awards ($) (f)	All other compensation ($) (i)	Total ($) (j)
Kelvyn H. Cullimore, Jr.	2018	$200,000	-	$192,931	-	$764,412	$1,157,343
CEO (1)	2019	-	-	-	-	-	-
Christopher R. von Jako	2018	$4,230	-	$147,500	$56,881	-	$208,611
CEO(2)	2019	$264,424	-	$41,700	-	$9,144	$332,449
David A. Wirthlin	2018	$175,000	-	-	-	$15,136	$190,136
Chief Financial Officer (3)	2019	$188,000	-	-	-	$16,058	$204,558
Brian Baker	2018	$60,289	-		$17,181	$482	$77,952
President and CEO	2019	$166,731	-			$1,165	$167,896
__________________

(1)
Mr. Cullimore is included in this table, which covers the last two fiscal years because he served as our principal executive officer in fiscal year 2018 until his termination in June 2018. Amounts in column (e) for fiscal year 2018 include the value of restricted stock awards, the vesting of which was accelerated upon termination of his employment. Amounts in column (i) for fiscal year 2018 include amounts paid or accrued for severance to Mr. Cullimore pursuant to the terms of his employment agreement, including (A) $700,000 as future severance payments in cash following termination, (B) $31,512 as the fair market value of a vehicle transferred to Mr. Cullimore, and (C) $87,283 fair market value of shares withheld to reimburse us for payment of the withholding tax in connection with the restricted shares delivered as reported in column (e). Amounts in column (i) also include amounts paid for Mr. Cullimore’s medical benefits.

(2)
Dr. von Jako became our principal executive officer in June 2018 and resigned on August 26, 2019.

(3)
Mr. Wirthlin is our principal financial and principal accounting officer.

Outstanding Equity Awards at June 30, 2019

The following table presents information regarding outstanding equity awards held by each of the Named Executive Officers as of June 30, 2019.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercis-able	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Kelvyn H. Cullimore, Jr.	-	-	-		-	-
Christopher von Jako	12,500	37,500	$2.95	6/26/2024	40,000	66,000
David A. Wirthlin	12,000	12,000	$2.65	10/31/2024	-	-
Brian Baker	5,000	35,000	$2.70	2/27/2027	-	-

Employment Agreements

Christopher von Jako. We entered into an employment agreement with our former Chief Executive Officer, Dr. von Jako on May 24, 2018, which became effective upon its approval by the Board on June 26, 2018. The employment agreement provided for the following: (1) an annual base salary of $275,000; (2) a target annual cash bonus up to a maximum of 30% of base salary (provided that quantitative and qualitative objectives established by the Compensation Committee of the Board were met); (3) a grant of a stock option for the purchase of 50,000 shares of common stock at a purchase price of $2.95 per share, which was the market price of the common stock on the date of grant; (4) a grant of 50,000 shares of restricted stock, with the stock option and the restricted stock each vesting in four annual installments at a rate of 25% per annum, commencing on the first anniversary date of the date of grant; and (5) annual grants of stock options and restricted stock awards having an aggregate fair market value on date of grant of between $150,000 and $200,000 at the discretion of the Compensation Committee, with such fair market values determined with reference to a Black-Scholes Model as to the options and the trading prices of our common stock as of the grant date as to the restricted stock awards.

Dr. von Jako also executed our standard form of indemnification agreement for executives and directors and a restrictive covenant agreement, which are part of his employment agreement. Among other things, these agreements impose certain restrictions on Dr. von Jako, including compliance with post-employment covenants to (i) protect our confidential information; (ii) not accept employment with or provide services to a competitor for one year after termination; (iii) not solicit our employees or customers for two years after termination; and (iv) not disparage or otherwise impair our reputation or goodwill.

Brian D. Baker. On August 26, 2019, we entered into an employment agreement with our new President and Chief Executive Officer, Brian D. Baker. Pursuant to the agreement, Mr. Baker’s salary is $275,000 per year and he is eligible for an annual bonus targeted at a maximum payout of $100,000, as determined by the Compensation Committee of the Board of Directors based on results of operations and Mr. Baker’s performance against goals established by the Compensation Committee. Mr. Baker will also receive annual equity grants of RSUs valued at a maximum of $100,000, as determined by the Compensation Committee, with such grants vesting 50% upon the date of grant and 50% on the first anniversary of the date of grant. In connection with the execution of his employment agreement, Mr. Baker received a grant of 50,000 RSUs, vesting in four equal annual installments commencing on the first anniversary of the grant date. Upon vesting, Mr. Baker will receive a number of shares of common stock equal to the number of RSUs that have vested. Also upon his hire date, Mr. Baker received a grant of a stock option to purchase 50,000 shares of common stock in accordance with the terms of the 2018 Plan, exercisable at a price of $1.39 per share, which was the closing price of our common stock on the date of grant, August 26, 2019. The option also vests in four equal annual installments, commencing on the first anniversary of the date of grant. The Board has determined that it is in the Company’s best interests that the principal executive officer should operate from our Eagan, Minnesota location and we therefore will pay certain relocation expenses for Mr. Baker, not to exceed $25,000.

Mr. Baker is also subject to a non-solicitation, non-competition and confidentiality agreement with post-termination restrictive covenants. We also entered into an indemnification agreement with Mr. Baker on the same terms that we have entered into with our other directors and executive officers.

Payments upon Termination

Mr. Baker’s employment agreement continues until terminated by either Mr. Baker or us in accordance with the terms of the agreement. If we terminate Mr. Baker’s employment during the first 12 months without cause as defined under the agreement, we must pay Mr. Baker an amount equal to three months base salary. In addition, in such event, one-half of the initial equity compensation awards granted to him at the time of his appointment as CEO will automatically vest, subject to his execution of a release of all claims against the Company. In the event we are involved in a change in control transaction, which generally means the transfer of ownership of more than 50% of our voting control, subject to the execution of a general release satisfactory to us, all unvested equity awards held by Mr. Baker at such date shall become fully vested and exercisable for the remainder of their full term.

We entered into a Separation and Release Agreement (the “Separation Agreement”) with Dr. von Jako, dated August 26, 2019 in connection with his separation from Dynatronics. Under the Separation Agreement, we will pay Dr. von Jako a cash payment (less applicable withholding taxes) equal to three months of base salary (excluding bonus or any pro ration thereof) in installments with our regular payroll services over the three months following his final day of employment, September 1, 2019. The severance payment is in consideration of a release of all claims against us given by Dr. von Jako.

Under his employment agreement dated May 1, 2015, Kelvyn H. Cullimore, Jr., who was employed as our Chief Executive Officer, Mr. Cullimore was entitled to severance payments in the event of termination of his employment under certain circumstances. In June 2018, we terminated Mr. Cullimore’s service as Chief Executive Officer to facilitate a change in management, triggering the severance rights under his employment agreement. Mr. Cullimore executed a Separation and Release Agreement that includes a customary release of claims against us in consideration for which we paid Mr. Cullimore the following: (1) a severance payment equal to $200,000, which represents 12 months of base salary in effect as of his separation date, paid 50% on the 30th day following the separation date and 50% in equal installments over the following six months; (2) additional severance consideration in the total amount of $500,000, to be paid in quarterly installments over a two-year period following his separation date, (3) full acceleration of vesting of previously granted and unvested restricted stock awards totaling 72,000 shares, (4) earned but unpaid bonuses, if any, with respect to fiscal year 2018, (5) the transfer of a vehicle, and (6) accrued and unpaid salary through the last day of employment. (See the “Summary Compensation Table” above.)

Retirement Benefits

We do not provide pension arrangements or post-retirement health coverage for executive officers or employees. Our executive officers and other eligible employees may participate in one of our 401(k) defined contribution plans. In fiscal year 2019, we maintained two separate 401(k) plans for our employees: (1) the Dynatronics Corporation Plan (the “Dynatronics Plan”) covers employees at our Utah, Tennessee, and Minnesota locations; and (2) the Hausmann Enterprises, LLC Plan (the “Hausmann Plan”) covers employees at our New Jersey location.

Dynatronics Plan. Under the Dynatronics Plan, employees who are 21 years of age or older and have completed six months of service with Dynatronics Corporation are eligible to participate. Eligible employees may contribute to the Dynatronics Plan in the form of salary deferrals of up to $19,000, the maximum allowable for calendar year 2019. Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2019. We match either: (1) employee contributions at 25% of the first 5% of employee compensation, up to a maximum of $1,500 per employee per year; or (2) employee contributions at 100% of up to the first 5% of employee compensation, up to a maximum of $3,000 per employee per year. Participants in the Dynatronics Plan are fully vested in their salary deferral contributions, and employer matching contributions vest 10% after year one, 10% after year two, and 20% each year thereafter (100% vested after six years).

Hausmann Plan. Under the Hausmann Plan, employees who are 21 years of age or older and have completed a year of service with 1,000 hours worked with Hausmann are eligible to participate. Eligible employees may contribute to the Hausmann Plan in the form of salary deferrals of up to 60% of their salary or $19,000 (whichever is less) if under 50 years of age, the maximum allowable for calendar year 2019. Eligible employees who are over 50 years old may contribute up to 100% of their salary or $24,500, which includes $6,000 in catchup contributions during calendar year 2019. We match employee contributions at 50%, up to the first 5% of employee compensation. Participants in the Hausmann Plan are fully vested in their salary deferral contributions, and employer matching contributions vest 10% after year one, 10% after year two, and 20% each year thereafter (100% vested after six years).

Equity Compensation Plans at June 30, 2019

As of June 30, 2019, we had equity awards outstanding under two plans: the 2005 Dynatronics Equity Incentive Award Plan (the “2005 Plan”), and the Dynatronics 2015 Equity Incentive Plan (the “2015 Plan”). Dynatronics has also put into place the 2018 Plan. Outstanding awards under these plans expire (if not exercised) on the expiration date indicated in the respective awards, or, if no expiration date is indicated in such award, on the tenth anniversary of the grant date of the award. Nonqualified and incentive stock options and other awards have been granted under these three plans to our employees, officers, directors and consultants. The Compensation Committee administers these plans.

The following table sets forth information as of June 30, 2019, about these plans and any equity compensation plans that have not been approved by our shareholders under which our equity securities may be issued.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2005 Plan(1)	4,577	$4.00	-
2015 Plan(2)	102,000	$2.81	182,367
2018 Plan(3)	20,000	$2.07	580,000
Equity compensation plans not approved by security holders	-	-	-
Total	126,577		762,367

(1)
No further awards will be granted under the 2005 Plan or the 2015 Plan.

(2)
Upon the adoption of the 2018 Plan, shares remaining available under the 2015 Plan became eligible for use under the 2018 Plan.

(3)
The 2018 Plan was adopted and approved by our shareholders in 2018.

RELATED-PARTY TRANSACTIONS POLICY AND PROCEDURES

We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested members of our Board of Directors. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board of Directors or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING OF SHAREHOLDERS

Shareholders may submit proposals on matters appropriate for shareholder action at meetings of our shareholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2020 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than June 2, 2020. Such proposals should be delivered to Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121, Attention: Jim Ogilvie, Vice President of Corporate Development, telephone (801) 727-1755.

Our Board has determined that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of shareholders, the shareholder must have given timely notice thereof in writing to our Corporate Secretary not less than 60 nor more than 90 calendar days prior to the anniversary of the date on which we first mailed our proxy materials for our immediately preceding Annual Meeting of shareholders (as specified in the proxy materials for the immediately preceding Annual Meeting of shareholders). To be timely for the 2020 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by our Corporate Secretary at our principal executive offices between July 11, 2020 and August 11, 2020. However, in the event that the 2020 Annual Meeting is called for a date that is not within 30 calendar days of the anniversary of the date that the 2019 Annual Meeting was called, to be timely, notice by the shareholder must be received by us not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the 2020 Annual Meeting is first made. In no event will the public announcement of an adjournment of an Annual Meeting of shareholders commence a new time period for the giving of a shareholder’s notice as provided above. A shareholder’s notice to our Corporate Secretary must set forth the information required by the bylaws with respect to each matter the shareholder proposes to bring before the Annual Meeting.

In addition, the proxy solicited by the Board of Directors for the 2020 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which we have not been provided with notice on or prior to August 11, 2020, and (ii) any proposal made in accordance with the bylaw provisions, if the 2020 Proxy Statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Dynatronics shareholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request householding of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ David A. Wirthlin

David A. Wirthlin
Chief Financial Officer and Corporate Secretary

October 11, 2019

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, is available without charge upon written request to: Attn: Corporate Secretary, Dynatronics Corporation, 7030 Park Centre Dr., Cottonwood Heights, Utah 84121.

To the extent the rules and regulations adopted by the SEC state that certain information included in this Proxy Statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.